UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 26, 2004

JAFRA WORLDWIDE HOLDINGS (LUX) S.àR.L

(Exact name of registrant as specified in its charter)

Luxembourg	333-106666	98-0399297
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

174 Route de Longwy
L-1940 Luxembourg
Luxembourg
(Address of principal executive offices)
(Zip Code)

(352) 226027
(Registrant’s telephone number, including area code)

Item 9 and Item 12. Regulation FD Disclosure and Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT 99.1

Item 9 and Item 12. Regulation FD Disclosure and Results of Operations and Financial Condition.

On February 26, 2004, Jafra Worldwide Holdings (Lux) S.àr.l. issued a press release announcing results for the full year and fourth quarter of fiscal year 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Form 8-K and Exhibit 99.1 is furnished pursuant to Item 9, “Regulation FD Disclosure,” and Item 12, “Results of Operations and Financial Condition” and, except as shall be expressly set forth by specific reference in such filing, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JAFRA WORLDWIDE HOLDINGS (LUX) S.àR.L
(Registrant)

Date: February 26, 2004	By:
/s/ Michael A. DiGregorio

Michael A. DiGregorio
Senior Vice President and Chief Financial Officer